TENTH AMENDED AND RESTATED
                                ASHLAND INC.
                     SUPPLEMENTAL EARLY RETIREMENT PLAN
                           FOR CERTAIN EMPLOYEES
                              November 4, 1999

ARTICLE I.        PURPOSE AND EFFECTIVE DATE.
1.01     PURPOSE
         The purpose of the Plan is to allow designated employees to retire prior to their sixty-fifth birthday without an immediate substantial loss of income. This Plan is a supplemental retirement arrangement for a select group of management.
1.02     EFFECTIVE DATE
         The Tenth Amended and Restated Ashland Inc. Supplemental Early Retirement Plan for Certain Employees is hereby amended effective November 4, 1999. However, the rights and obligations of Employees who were selected by the Board or approved for participation pursuant to the eligibility requirements of the Plan to receive a benefit under the Plan, or who were receiving benefits prior to November 4, 1999 shall be governed by the terms of the Plan in effect at the time of each such Employee's Effective Retirement Date, unless otherwise determined by the Committee in its sole discretion.
ARTICLE II.       DEFINITIONS.
         The following terms used herein shall have the following meanings unless the context otherwise requires:
2.01 "Age" - means the age of an Employee as of his or her last birthday, except as may otherwise be provided under Sections
          5.01 and 5.02 in the event of a Change in Control.
2.02 "Annual Retirement Income" - means the annual income payable under this Plan by Ashland for the lifetime of a Participant commencing on such Participant's Effective Retirement Date and ending on his or her date of death, subject to the provisions of Section 5.04.
2.03 "Ashland" - means Ashland Inc. and its present or future subsidiary corporations.
2.04     "Board"  -  means  the  Board  of  Directors  of  Ashland  and its designees.
2.05 "Change in Control" - shall be deemed to occur (1) upon the approval of the shareholders of Ashland (or if such approval is not required, the approval of the Board) of (A) any consolidation or merger of Ashland in which Ashland is not the continuing or surviving corporation or pursuant to which shares of Ashland common stock would be converted into cash, securities or other property other than a merger in which the holders of Ashland common stock immediately prior to the merger will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of Ashland, or (C) adoption of any plan or proposal for the liquidation or dissolution of Ashland, (2) when any "person" (as defined in Section 3(a)(9) or 13(d) of the Securities Exchange Act of 1934), other than Ashland or any subsidiary or employee benefit plan or trust maintained by Ashland or any of its subsidiaries, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 15% of the Ashland common stock outstanding at the time, without the approval of the Board, or (3) if at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by Ashland's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.
2.06 "Committee" - means the Personnel and Compensation Committee of the Board and its designees.
2.07 "Effective Retirement Date" - means the date upon which a Participant retires under this Plan which shall be the first day of the month following the Participant's 62nd birthday or, at Ashland's discretion or as otherwise provided in Article V or VI, any earlier age. Upon approval as provided in Sections 3.01 and 3.02, the "Effective Retirement Date" of a Participant may occur after the Employee reaches age 62. The Effective Retirement Date of an Employee who becomes a Participant under Section 3.03 because of a Change in Control and who is considered to be a Level I or II participant in the Incentive Compensation Plan and who has an Employment Agreement shall be the first day of the month following (i) such Employee's termination for reasons other than "Cause" or (ii) such Employee's resignation for "Good Reason." The Effective Retirement Date of an Employee who becomes a Participant under Section 3.03 because of a Change in Control and who is considered to be a Level III, IV or V participant in the Incentive Compensation Plan, or who is considered to be a Level I or II participant in the Incentive Compensation Plan and who does not have an Employment Agreement, shall be the first day of the month following such Employee's termination for reasons other than "Cause". For Employees who do not have an Employment Agreement with Ashland, "Cause" shall have the meaning given to that word in
         Section 3.05.
2.08 "Employee" - means an employee of Ashland who (i) is at least 55 years of age or such earlier age pursuant to Section 5.06(b); and
         (ii) is deemed on the Effective Retirement Date to be a Level V or above employee under the Incentive Compensation Plan. Notwithstanding anything herein to the contrary, if, after a Change in Control, an Employee is terminated other than for "Cause" or, in the case of a Level I or II Employee having an Employment Agreement, resigns for "Good Reason," the age 55 threshold in clause (i) does not apply and is inapplicable.
2.09 "Employment Agreements" - means those contractual agreements, in effect from time to time, which are approved by the Board and which provide an Employee with a specified period of employment and other benefits.
2.10 "Final Average Bonus" - means the Participant's average bonus paid under the Incentive Compensation Plan (including amounts that may have been deferred) during the highest thirty-six (36) months out of the final sixty-month (60) period. For these purposes, the "bonus paid" for a particular month within a particular fiscal year under such plan shall be equal to the amount of such bonus actually paid (regardless of the date paid, but excluding any adjustment for the deferral of such payment) to such Participant on account of such fiscal year divided by the number of months contained in such fiscal year which were used in determining the amount of such bonus actually paid to such Participant.
2.11 "Final Average Compensation" - means the average total compensation paid during the highest thirty-six months (36) out of the final sixty-month (60) period. For these purposes, "total compensation paid" is the sum of the "compensation paid" and the "bonus paid" during a particular month. "Compensation paid" shall be the base rate of compensation for such Participant in effect on the first day of such calendar month. "Bonus paid" shall have the same meaning as set forth in Section 2.10. In the event a payment is due under the Plan after a Change in Control because the Participant was terminated other than for "Cause" or resigned for "Good Reason," the calculation of Final Average Compensation shall include the amount paid under such Participant's Employment Agreement. The amount so paid shall be divided by 36 to derive the monthly "total compensation paid" it represents.
2.12 "Incentive Compensation Plan" - means the Ashland Inc. Incentive Compensation Plan or the Ashland Inc. Incentive Compensation Plan for Key Executives, as applicable, including any successor to such plans.
2.13 "Participant" - means an Employee who has been approved for participation in the Plan pursuant to Article III or Section 5.06.
2.14 "Plan" - means the Tenth Amended and Restated Ashland Inc. Supplemental Early Retirement Plan for Certain Employees as set forth herein.
2.15 "Service" - means the number of years and fractional years of employment by Ashland of an Employee, measured from the first day of the month coincident with or next succeeding his or her initial date of employment up to and including such Employee's Effective Retirement Date. For purposes of this Section 2.15, Service shall include an Employee's employment with a subsidiary or an affiliate of Ashland determined in accordance with rules from time to time adopted or approved by the Board, or its delegate.
ARTICLE III.      PARTICIPATION IN PLAN.
         Eligibility for benefits shall be determined as follows:
3.01     EMPLOYEES WHO REQUIRE BOARD APPROVAL
         Except as otherwise provided in Section 3.03, an Employee who on the Effective Retirement Date is deemed to be a Level I or II participant under the Incentive Compensation Plan shall require Board approval to participate in this Plan.
3.02     EMPLOYEES WHO REQUIRE CEO OR OTHER APPROVAL
         Except as otherwise provided in Section 3.03, an Employee who on the Effective Retirement Date is deemed to be a Level III, IV, or V participant under the Incentive Compensation Plan shall require the approval of either (i) Ashland's Chief Executive Officer or
         (ii) Ashland's Administrative Vice President, Human Resources and either the President or the Chief Financial Officer to participate in this Plan.
3.03     AUTOMATIC APPROVAL FOR CHANGE IN CONTROL
         Subject to the provisions of Article VI, in the event of a Change in Control (as defined in Section 2.05), an Employee who is deemed to be a Level I, II, III, IV or V participant under the Incentive Compensation Plan shall automatically be deemed to be approved by the Board or by the Chief Executive Officer, as applicable, for participation under this Plan.
3.04     OTHER APPROVALS
         The Board or Chief Executive Officer, as applicable, may approve such employees for participation in the Plan as they deem to be appropriate, all in its or his sole discretion.
3.05     TERMINATION FOR CAUSE
         Ashland reserves the right to terminate any Participant for "Cause" prior to his or her Effective Retirement Date, with a resulting forfeiture of the payment of benefits under the Plan. Ashland also reserves the right to terminate any Participant's participation in the Plan for "Cause" subsequent to his or her Effective Retirement Date. For purposes of this Section 3.05, "Cause" shall mean the willful and continuous failure of a Participant to substantially perform his or her duties to Ashland (other than any such failure resulting from incapacity due to physical or mental illness), or the willful engaging by a Participant in gross misconduct materially and demonstrably injurious to Ashland, each to be determined by Ashland in its sole discretion.
ARTICLE IV.       INTERACTION WITH EMPLOYMENT AGREEMENTS.
4.01     TERMINATIONS - GENERAL
         Notwithstanding any provision of this Plan to the contrary, an Employee who has entered into an Employment Agreement with Ashland and who is either terminated without "Cause" prior to a "change in control of Ashland" or is terminated without "Cause" or resigns for "Good Reason" following a "change in control of Ashland" (each quoted term as defined in the applicable employment agreement) shall be entitled to receive the benefits as provided pursuant to this Plan. Benefits payable hereunder in such a situation shall be calculated in accordance with the payment option selected by the Employee at such time.
4.02     BENEFITS PRIOR TO "CHANGE IN CONTROL."
         If the Employee's termination is without "Cause" prior to a "change in control of Ashland," the benefits payable hereunder shall commence no earlier than as of the first day of the calendar month coincident with or next following the second anniversary following the Employee's "Date of Termination" (as defined in the applicable employment agreement); however, if the Employee elects to receive such benefits in a lump sum as provided in Section 5.04(b)(1), such benefits shall commence and be payable as therein specified.
4.03     BENEFITS SUBSEQUENT TO A "CHANGE IN CONTROL."
         If the Employee's termination is without "Cause" or he or she resigns for "Good Reason" following a "change in control of Ashland," benefits payable hereunder shall begin as of the first day of the calendar month next following the Participant's Effective Retirement Date.
4.04     SUBSEQUENT ACTIVITY IN CONFLICT WITH ASHLAND
         The provisions of this Section 4.04 shall apply to Level I, II, III, IV and V Participants, regardless of whether such a Participant has an Employment Agreement; except that the provisions of this Section 4.04 shall not apply to any Participant who was approved for participation hereunder under the provisions of Section 3.03. If a Participant accepts, during a period of five
         (5) years subsequent to his or her Effective Retirement Date, any consulting or employment activity which is in direct and substantial conflict with the business of Ashland at such time (such determination regarding conflicting activity to be made in the sole discretion of the Board), he or she shall be considered in breach of the provisions of this Section 4.04; provided, however, he or she shall not be restricted in any manner with respect to any other non-conflicting activity in which he or she is engaged.

         If a Participant wishes to accept employment or consulting activity which may be prohibited under this Section 4.04, such Participant may submit to Ashland written notice (Attention:
         Administrative Vice President, Human Resources) of his or her wish to accept such employment or consulting activity. If within ten
         (10) business days following receipt of such notice Ashland does not notify the Participant in writing of Ashland's objection to his or her accepting such employment or consulting activity, then such Participant shall be free to accept such employment or consulting activity for the period of time and upon the basis set forth in his or her written request. In the event the provisions of this Section 4.04 are breached by a Participant, the Participant shall not be entitled to any additional periodic payments hereunder and shall be liable to repay to Ashland all amounts such Participant received prior to such breach. If a Participant who breaches the provisions of this Section 4.04 received a lump sum distribution of his or her benefit prior to such breach, such Participant shall be liable to repay to Ashland the amount of such distribution. If a Participant who breaches the provisions of this Section 4.04 deferred all or any part of a lump sum distribution hereunder to the Ashland Inc. Deferred Compensation Plan, the amount so deferred shall be forfeited, and if any amount of the amount so deferred was distributed from the Ashland Inc. Deferred Compensation Plan before the breach occurred, the amount so distributed shall be repaid to Ashland. Any repayment of benefits hereunder shall be assessed interest at the rate applicable for the calculation of a lump sum payment under Section 5.04(b) for the month in which the breach occurs, with such interest compounded monthly from the month in which the breach occurs to the month in which such repayment is made to Ashland. Ashland shall have available to it all other remedies at law and equity to remedy a breach of this Section 4.04.
ARTICLE V.        ANNUAL RETIREMENT INCOME AND OTHER BENEFITS.
5.01     LEVELS I AND II.
         The Annual Retirement Income of a Participant who is deemed to be a Level I or II Participant under the Incentive Compensation Plan shall be equal to:
         (a)      PRE-AGE 62 BENEFIT
                  A Participant  who retires  under this Plan,  including a
                  Participant  to whom the  provisions  of paragraph (d) of
                  this  Section  5.01  apply,   shall   receive  an  Annual
                  Retirement Income from and after the first day of the calendar month next following his or her Effective
                  Retirement Date until the end of the month in which he or she attains age 62 equal to the greater of (1) the amounts provided in the following schedule or (2) 50% of Final Average Compensation. Notwithstanding the previous sentence, in the event such Participant retired with less than 20 years of Service, such Annual Retirement Income shall be multiplied by a fraction (A) the numerator of which is such Participant's years of and fractional years of Service, and (B) the denominator of which is twenty
                  (20).

                                                                     % OF
                  RETIREMENT                                     COMPENSATION

                  1st    -   Year After Effective                    75%
                             Retirement Date
                  2nd    -          "                                70%
                  3rd    -          "                                65%
                  4th    -          "                                60%
                  5th    -          "                                55%
                  6th    -   Year and thereafter                     50%
                             to Age 62

                  For purposes of this Section 5.01(a), "% of Compensation" shall mean the annualized average of the Participant's base monthly compensation rates (excluding incentive awards, bonuses, and any other form of extraordinary compensation) in effect with respect to Ashland on the first day of the thirty-six (36) consecutive calendar months which will give the highest average out of the one-hundred twenty (120) consecutive calendar month period ending on the Participant's Effective Retirement Date.
         (b)      AGE 62 BENEFIT AND THEREAFTER
                  From and after the first day of the calendar month next following his or her Effective Retirement Date, or the attainment of age 62, whichever is later, the Participant's Annual Retirement Income shall be equal to 50% of Final Average Compensation; provided, however, that in the event such Participant retired with less than 20 years of Service, such Annual Retirement Income shall be 50% of Final Average Compensation multiplied by a fraction (A) the numerator of which is such Participant's years of and fractional years of Service, and (B) the denominator of which is twenty (20).
         (c)      BENEFIT REDUCTION
                  The amount of benefit provided in paragraphs (a) and (b) of this Section 5.01 shall be reduced by the sum of the following:
                  (1)    the  Participant's  benefit under the Ashland Inc.
                         and Affiliates  Pension Plan (the "Pension  Plan")
                         (assuming 50% of such Participant's  account under
                         the  Ashland   Inc.   Leveraged   Employee   Stock
                         Ownership  Plan were  transferred  to the  Pension
                         Plan,  as  allowed  under the terms of each of the
                         said plans),  determined  on the basis of a single
                         life annuity form of benefit;
                  (2)    the Participant's  benefit under any other defined
                         benefit   pension  plan  qualified  under  Section
                         401(a) of the Internal  Revenue  Code of 1986,  as
                         amended which is maintained by Ashland, determined
                         on the  basis of a  single  life  annuity  form of
                         benefit (said plans referred to in  sub-paragraphs
                         (1) and (2) of this paragraph (c) are  hereinafter
                         referred to jointly and severally as the "Affected
                         Plans");
                  (3)    the  Participant's  benefit under the Ashland Inc.
                         Nonqualified    Excess   Benefit   Pension   Plan,
                         determined  on the basis of a single life  annuity
                         form of benefit; and
                  (4)    the  Participant's  benefit under the Ashland Inc.
                         ERISA  Forfeiture  Plan  attributable  to  amounts
                         which  were  forfeited   under  the  Ashland  Inc.
                         Leveraged    Employee   Stock    Ownership   Plan,
                         multiplied by 50%, and  determined on the basis of
                         a single life annuity benefit.
                  In the event a Participant's benefit hereunder is paid as a lump sum pursuant to an election under Section 5.04(b)(1), the reduction to such benefit shall be calculated based upon the lump sum actuarial present value of the benefits referred to in sub-paragraphs
                  (1)-(4) of this paragraph (c) to which the Participant would be entitled at age 62, regardless of the date payments actually commence. In the event the Participant's benefit hereunder is paid in any form of periodic payments, the reduction shall apply from and after the date the Participant actually commences payments under the plans referred to under sub-paragraphs
                  (1), (2) or (3) of this paragraph (c).
         (d)      BENEFIT AFTER A CHANGE IN CONTROL
                  (1)        PARTICIPANTS HAVING EMPLOYMENT  AGREEMENTS.  A
                             Participant having an Employment Agreement who
                             either  is  terminated   without   "Cause"  or
                             resigns  for "Good  Reason"  after a Change in
                             Control  shall have the benefit  payable under
                             this Section  5.01  computed by adding 3 years
                             to the  Participant's  Age and  Service at the
                             Participant's Effective Retirement Date. These
                             additions to Age and Service shall,  except as
                             otherwise  provided,  apply  for  purposes  of
                             computing  the single life annuity  payment to
                             the Participant. A Participant subject to this
                             paragraph  (d)(1) whose  Effective  Retirement
                             Date occurs before  attaining an actual age of
                             55 shall have the 3 year addition to Age apply
                             when converting the single life annuity amount
                             to any  permitted  optional  form  under  this
                             Article V. If the Effective Retirement Date of
                             a Participant subject to this paragraph (d)(1)
                             occurs on or after the Participant  attains an
                             actual  age  of  55,  then  the  Participant's
                             actual  age shall be used when  making  such a
                             conversion.  Notwithstanding  anything  to the
                             contrary  contained herein,  when converting a
                             Participant's  single  life  annuity to a lump
                             sum payment option,  the Participant's  actual
                             age  shall be used  without  reference  to the
                             additional 3 years. If the addition of 3 years
                             to the  Participant's  age  results  in an Age
                             less than 55 and the Participant commences the
                             benefit,  the amount of the  benefit  shall be
                             adjusted  to  account  for the fact it is paid
                             before the Participant's attainment of Age 55.
                             This adjustment  shall be based upon the early
                             retirement table in Section 6.2 of the Ashland
                             Inc. and Affiliates Pension Plan as it existed
                             on September  30,  1999.  When  applying  this
                             table under these circumstances,  age 55 shall
                             be substituted  for age 62 and adjustments for
                             ages  younger than those on the table shall be
                             reasonably   determined   by  an   actuary  or
                             actuarial firm who regularly performs services
                             in connection with the Plan.
                  (2)        PARTICIPANTS WITHOUT EMPLOYMENT AGREEMENTS.  A
                             Participant  without an  Employment  Agreement
                             who is  terminated  without  "Cause"  after  a
                             Change  in  Control  shall  have  the  benefit
                             payable  under this Section  5.01  computed by
                             adding   the   applicable    amount   to   the
                             Participant's   Age   and   Service   at   the
                             Participant's  Effective  Retirement Date. For
                             these  purposes,   the  applicable  amount  is
                             derived from the following table.

    LENGTH OF PARTICIPANT'S SERVICE AT SEPARATION FROM       NUMBER OF YEARS
                        EMPLOYMENT                       (THE APPLICABLE AMOUNT)
-------------------------------------------------------------------------------
Up to 5 years                                               3 months
More than 5 and up to 10 years                              6 months
More than 10 and up to 15 years                             1 year
More than 15 and up to 20 years                             1 year and 6 months
More than 20 years                                          2 years

                             These additions to Age and Service shall, except as otherwise provided, apply for purposes of computing the single life annuity payment to the Participant. A Participant subject to this paragraph (d)(2) whose Effective Retirement Date occurs before attaining an actual age of 55 shall have the applicable amount added to such Participant's Age apply when converting the single life annuity amount to any permitted optional form under this Article V. If the Effective Retirement Date of a Participant subject to this paragraph (d)(2) occurs on or after the Participant attains an actual age of 55, then the Participant's actual age shall be used when making such a conversion. Notwithstanding anything to the contrary contained herein, when converting a Participant's single life annuity to a lump sum payment option, the Participant's actual age shall be used without reference to the addition of the applicable amount. If the addition of the applicable amount to the Participant's age results in an Age less than 55 and the Participant commences the benefit, the amount of the benefit shall be adjusted to account for the fact it is paid before the Participant's attainment of Age 55. This adjustment shall be based upon the early retirement table in Section 6.2 of the Ashland Inc. and Affiliates Pension Plan as it existed on September 30, 1999. When applying this table under these circumstances, age 55 shall be substituted for age 62 and adjustments for ages younger than those on the table shall be reasonably determined by an actuary or actuarial firm who regularly performs services in connection with the Plan.

5.02     LEVELS III, IV AND V.
         (a)      GENERAL
                  The Annual Retirement Income of a Participant (including a Participant to whom the provisions of paragraph (b) of this Section 5.02 apply) who on his or her Effective Retirement Date was deemed to be a Level III, IV, or V Participant under the Incentive Compensation Plan shall, from and after the first day of the calendar month next following his or her 62nd birthday, be equal to 50% of Participant's Final Average Bonus; provided, however, that in the event such Participant retired with less than 20 years of Service, such Annual Retirement Income after age 62 shall be 50% of Final Average Bonus multiplied by a fraction (A) the numerator of which is such Participant's years of and fractional years of Service, and (B) the denominator of which is twenty (20). Although a Participant may elect to commence benefits under this Plan upon his or her Effective Retirement Date, there shall be an actuarial adjustment (consistent with that applied under Ashland's qualified pension plan, as from time to time in effect) for Participants receiving benefits under this Section 5.02 whose Effective Retirement Date is prior to age 62.
         (b)      BENEFIT AFTER A CHANGE IN CONTROL
                  A Participant who is terminated other than for "Cause" after a Change in Control shall have the benefit payable under this Section 5.02 computed by adding to the Participant's Age and Service at the Participant's Effective Retirement Date the number of years equal to the applicable amount for the Participant derived from the following table.

    LENGTH OF PARTICIPANT'S SERVICE AT SEPARATION FROM      NUMBER OF YEARS
                        EMPLOYMENT                       (THE APPLICABLE AMOUNT)
-------------------------------------------------------------------------------
Up to 5 years                                               3 months
More than 5 and up to 10 years                              6 months
More than 10 and up to 15 years                             1 year
More than 15 and up to 20 years                             1 year and 6 months
More than 20 years                                          2 years

                  These additions to Age and Service shall, except as otherwise provided, apply for purposes of computing the single life annuity payment to the Participant. A Participant subject to this paragraph (b) whose Effective Retirement Date occurs before attaining an actual age of 62 shall have the applicable amount from the table hereinabove added to his or her Age apply when converting the single life annuity amount to any permitted optional form under this Article V. If the Effective Retirement Date of a Participant subject to this paragraph (b) occurs on or after the Participant attains an actual age of 62, then the Participant's actual age shall be used when making such a conversion. Notwithstanding anything to the contrary contained herein, when converting a Participant's single life annuity to a lump sum payment option, the Participant's actual age shall be used without reference to the applicable amount derived from the table hereinabove. If the addition of the applicable amount from the table hereinabove to the Participant's age results in an Age less than 62 and the Participant commences the benefit, the amount of the benefit shall be adjusted to account for the fact it is paid before the Participant's attainment of Age 62. This adjustment shall be based upon the early retirement table in Section 6.2 of the Ashland Inc. and Affiliates Pension Plan as it existed on September 30, 1999, and adjustments for ages younger than those on the table shall be reasonably determined by an actuary or actuarial firm who regularly performs services in connection with the Plan.

5.03     BENEFITS PAYABLE FOR LESS THAN 12 MONTHS
         Annual  Retirement Income benefits payable under Sections 5.01 and
         5.02 for a period of less than 12 months due to a Participant's attainment of age 62 or death will be payable on a pro-rata basis, with months taken as a fraction of a year.
5.04     PAYMENT OPTIONS
         (a)      ELECTION
                  A Participant shall, subject to Sections 5.05 and 5.06, elect the form in which such benefit shall be paid from among those identified in this Section 5.04 and such election shall be made at the time and in the manner prescribed by Ashland, from time to time, provided that the election is made before the Participant's Effective Retirement Date. Such election, including the designation of any contingent annuitant or alternate recipient under Sections 5.04(b)(4) or (5), shall be irrevocable except as otherwise set forth herein. Notwithstanding anything in the foregoing to the contrary, any Participant approved for participation in the Plan pursuant to Sections 3.01, 3.02 and 3.04 who makes an election under
                  Section  5.04(b)(2) shall make such election by the later
                  of -
                  (1)      the  60th  day  following   such   Participant's
                           approval to participate in this Plan; or
                  (2)      the earlier of -
                           (A)      the   date   six   months    prior   to
                                    Participant's    Effective   Retirement
                                    Date; or
                           (B)      the December 31  immediately  preceding
                                    the Participant's  Effective Retirement
                                    Date.
                           Such  deferral  election  shall  be  made in the
                           manner prescribed by Ashland, from time to time,
                           and shall be  irrevocable  as of the  applicable
                           time  identified  under  Sections  5.04(a)(1) or
                           (2).
                  Until the time at which an election becomes irrevocable, a Participant shall be able to change it.
         (b)      OPTIONAL FORMS OF PAYMENT
                  (1)      LUMP  SUM  OPTION  A  Participant  may  elect to
                           receive  the benefit  under  Article V as a lump
                           sum  distribution..  A lump sum benefit  payable
                           under  the  Plan  to  a  Participant   shall  be
                           computed   on  the  basis  of  the   actuarially
                           equivalent  present value of such  Participant's
                           benefit   under   Article  V  based   upon  such
                           actuarial   assumptions  as  determined  by  the
                           Committee. Such lump sum shall be payable within
                           thirty  (30)  days  following  the  later of the
                           Participant's  Effective  Retirement Date, or at
                           such later date as Ashland or its  delegate  may
                           determine,  in its sole  discretion.  The option
                           shall  be  made   available  to  a   Participant
                           contingent    upon    various    considerations,
                           including,  but not limited  to, the  following:
                           The tax  status of  Ashland,  including  without
                           limitation,  the  corporate and  individual  tax
                           rate then  applicable and whether or not Ashland
                           has  or  projects  a  net  operating  loss;  the
                           current  and  projected  liquidity  of  Ashland,
                           including cash flow,  capital  expenditures  and
                           dividends; Ashland `s borrowing requirements and
                           debt   leverage;    applicable   book   charges;
                           organizational   issues,   including  succession
                           issues;  security of the  retirement  payment(s)
                           with   respect   to   the   retiree;   and   the
                           Participant's preference.
                  (2)      LUMP SUM DEFERRAL  OPTION A  Participant  who is
                           eligible  to  receive  a lump  sum  distribution
                           under 5.04(b)(1) shall be able to elect to defer
                           all or a portion of the  receipt of the  elected
                           lump sum (in  increments  of such  percentage or
                           such amount as may be  prescribed  by Ashland or
                           its delegatee, from time to time), by having the
                           obligation to distribute such amount transferred
                           to the Ashland Inc.  Deferred  Compensation Plan
                           to be held thereunder in a notional  account and
                           paid  pursuant to the  applicable  provisions of
                           such Plan,  as they may be amended  from time to
                           time;  provided,  however,  that the election to
                           defer  such  distribution  shall  be made at the
                           time and in the  manner  prescribed  in  Section
                           5.04(a)(1) and (2).
                  (3)      SINGLE LIFE ANNUITY A  Participant  may elect to
                           have  such  benefit  paid in the  form of  equal
                           monthly    payments    for   and   during   such
                           Participant's life, with such payments ending at
                           such  Participant's  death.  Payments under this
                           option shall be  actuarially  equivalent  to the
                           benefit  provided  under  Section  5.01 or 5.02,
                           whichever is applicable, determined on the basis
                           of  the  applicable  actuarial  assumptions  and
                           other relevant  provisions  used for the same in
                           the Pension Plan.
                  (4)      JOINT AND SURVIVOR  INCOME  OPTION A Participant
                           may  elect to  receive  an  actuarially  reduced
                           benefit payable monthly during the Participant's
                           lifetime with payments to continue  after his or
                           her   death   to  the   person   he   designates
                           (hereinafter called "contingent annuitant"),  in
                           an amount equal to (1) 100% of such  actuarially
                           reduced benefit, (2) 66 2/3% of such actuarially
                           reduced benefit,  or (3) 50% of such actuarially
                           reduced  benefit.  Benefit  payments  under this
                           option shall  terminate with the monthly payment
                           for the  month  in  which  occurred  the date of
                           death of the later to die of the Participant and
                           his or her contingent  annuitant.  The following
                           additional  limitations and conditions  apply to
                           this option:
                           (A)      The  contingent   annuitant   shall  be
                                    designated   by  the   Participant   in
                                    writing  in such  form and at such time
                                    as  Ashland   may  from  time  to  time
                                    prescribe.   Before  the  Participant's
                                    Effective    Retirement    Date,    the
                                    Participant  may change the  contingent
                                    annuitant elected.
                           (B)      In  the  event  of  the  death  of  the
                                    contingent  annuitant prior to the date
                                    as   of   which   the    election    is
                                    irrevocable,      the     Participant's
                                    selection  of this option shall be void
                                    and  the  Participant  may  change  the
                                    contingent   annuitant  or  change  the
                                    option   elected,    subject   to   the
                                    applicable  limitations  and conditions
                                    applied to  elections  for the  options
                                    described under 5.04(a)(1) and (2).
                           (C)      Actuarial    equivalence   under   this
                                    sub-paragraph  (4) shall be  determined
                                    on  the   basis   of   the   applicable
                                    actuarial    assumptions    and   other
                                    relevant  provisions  used for the same
                                    in the Pension Plan.
                  (5)      PERIOD CERTAIN  INCOME OPTION A Participant  may
                           elect to receive an actuarially  reduced benefit
                           payable  monthly  during his or her lifetime and
                           terminating  with the  monthly  payment  for the
                           month in which his or her death occurs, with the
                           provision  that  not  less  than a total  of 120
                           monthly  payments  shall be made in any event to
                           him or her and/or the person  designated  by him
                           or   her  to   receive   payments   under   this
                           sub-paragraph  (5)  in the  event  of his or her
                           death     (hereinafter     called     "alternate
                           recipient").  If a  Participant  and  his or her
                           alternate  recipient  die  after  the  Effective
                           Retirement  Date, but before the total specified
                           monthly   payments   have   been  made  to  such
                           Participant   and/or   his  or   her   alternate
                           recipient,  the commuted  value of the remaining
                           unpaid  payments  shall be paid in a lump sum to
                           the   estate   of  the   later  to  die  of  the
                           Participant  or his or her alternate  recipient.
                           The   following   additional   limitations   and
                           conditions  shall apply to this option:
                           (A)      The   alternate   recipient   shall  be
                                    designated    in    writing    by   the
                                    Participant  in such  form  and at such
                                    time as  Ashland  may from time to time
                                    prescribe.   The   designation   of  an
                                    alternate    recipient    under    this
                                    sub-paragraph  (5) is irrevocable after
                                    the    Effective    Retirement    Date,
                                    provided,  however,  a Participant  may
                                    designate a new alternate  recipient if
                                    the one first  designated  dies  before
                                    the Participant and after the Effective
                                    Retirement Date.
                           (B)      In  the  event  of  the  death  of  the
                                    alternate  recipient  prior to the date
                                    as   of   which   the    election    is
                                    irrevocable,      the     Participant's
                                    selection  of this option shall be void
                                    and  the  Participant  may  change  the
                                    alternate   recipient   or  change  the
                                    option   elected,    subject   to   the
                                    applicable  limitations  and conditions
                                    applied to  elections  for the  options
                                    described under 5.04(a)(1) and (2).
         (C) Actuarial equivalence under this sub-paragraph (5) shall be determined on the basis of the applicable actuarial assumptions and other relevant provisions used for the same in the Pension Plan.
         5.05.    PAYMENT OF SMALL AMOUNTS
                  Unless such Participant elects to receive his or her benefit in a lump sum as provided in Section 5.04, in the event a monthly benefit under this Plan, payable to either a Participant or to his or her contingent annuitant, alternate recipient or surviving spouse, is too small (in the sole judgment of Ashland) to be paid monthly, such benefit may be paid quarterly, semi-annually, or annually, as determined by Ashland to be administratively convenient.
         5.06.    SURVIVING BENEFITS
                  (a)      Except as otherwise  provided in Section 5.04 of
                           this  Plan,  in the  event  that  a  Participant
                           receiving  Annual   Retirement  Income  benefits
                           shall die after his or her Effective  Retirement
                           Date, no additional benefits shall be payable by
                           Ashland   under  this  Plan  to  such   deceased
                           Participant's   beneficiaries,   survivors,   or
                           estate.
                  (b)      If an Employee dies while in active service with
                           Ashland
                           (1) prior to approval for  participation  in the
                           Plan  and  said  Employee  is a  Level  I or  II
                           participant  under  the  Incentive  Compensation
                           Plan; or
                           (2) after approval for participation in the Plan
                           but  prior to  making an  election  pursuant  to
                           Section  5.04(a) and said  Employee is a Level I
                           -V participant under the Incentive  Compensation
                           Plan; then such Employee shall be deemed:
                           (i) to be a  Participant  under  the Plan in the
                           case  of  Section  5.06  (b)(1);  (ii)  to  have
                           commenced participation one (1) day prior to the
                           date of the Employee's  death; and (iii) to have
                           elected to receive  his or her  benefits  in the
                           form of the  100%  Joint &  Survivor  retirement
                           income option and to have  designated his or her
                           spouse as the beneficiary thereunder.
                  (c)      In  the  event  an  Employee  is  approved   for
                           participation  under  the Plan  and  dies  after
                           having made an election  under  Section  5.04(a)
                           but  prior  to his or her  Effective  Retirement
                           Date, then such Employee shall be deemed to have
                           commenced participation one (1) day prior to the
                           date of the  Employee's  death and payment shall
                           be made under this Plan in  accordance  with the
                           Employee's election.
5.07     PARTICIPATION IN OTHER BENEFITS
         After a Participant's Effective Retirement Date, he or she shall continue to participate in Ashland's Group Life Insurance, Medical and Dental programs in the same manner and under the same terms and conditions as provided for retirees as a class under the provisions of such programs, as from time to time in effect. Except as otherwise expressly provided in this Plan, a Participant's active participation in all employee benefit programs maintained by Ashland derived from his or her employment status with Ashland shall be discontinued.
ARTICLE VI.  CHANGE IN CONTROL.
         Notwithstanding any provision of this Plan to the contrary, in the event of a Change in Control, an Employee who is deemed to be a Level I, II, III, IV or V participant under Ashland's Incentive Compensation Plan, shall, in accordance with Section 3.03, automatically be deemed approved for participation under this Plan. Consistent with the applicable terms of Sections 5.01 and 5.02, such a Participant may, in his or her sole discretion, elect to retire prior to Age 62. In addition, Ashland (or its successor after the Change in Control) shall reimburse an Employee for legal fees, fees of other experts and expenses incurred by such Employee if he or she is required to, and is successful in, seeking to obtain or enforce any right to payment pursuant to the Plan. In the event that it shall be determined that such Employee is properly entitled to the payment of benefits hereunder, such Employee shall also be entitled to interest thereon payable in an amount equivalent to the prime rate of interest (quoted by Citibank, N.A. as its prime commercial lending rate on the latest date practicable prior to the date of the actual commencement of payments) from the date such payment(s) should have been made to and including the date it is made. Notwithstanding any provision of this Plan to the contrary, the provisions of this Plan or any other plan of Ashland Inc. having a material impact on the benefits payable under this Plan may not be amended after a Change in Control occurs without the written consent of a majority of the Board who were directors prior to the Change in Control.
ARTICLE VII.      MISCELLANEOUS.
7.01 The obligations of Ashland hereunder constitute merely the promise of Ashland to make the payments provided for in this Plan. No employee, his or her spouse or the estate of either of them shall have, by reason of this Plan, any right, title or interest of any kind in or to any property of Ashland. To the extent any Participant has a right to receive payments from Ashland under this Plan, such right shall be no greater than the right of any unsecured general creditor of Ashland.
7.02 Full power and authority to construe, interpret and administer this Plan shall be vested in the Board or its delegate. This includes, without limitation, the ability to make factual determinations, construe and interpret provisions of the Plan, reconcile any inconsistencies between provisions in the Plan or between provisions of the Plan and any other statement concerning the Plan, whether oral or written, supply any omissions to the Plan or any document associated with the Plan, and to correct any defect in the Plan or in any document associated with the Plan. Decisions of the Board or its delegate shall be final, conclusive and binding upon all parties, provided, however, that no such decision may adversely affect the rights of any Participant who has been approved for participation in the Plan under the terms of
         Section 3.03 and whose  benefit is  determined  under the terms of
         Section 5.01(d) or Section 5.02(b).
7.03 This Plan shall be binding upon Ashland and any successors to the business of Ashland and shall inure to the benefit of the Participants and their beneficiaries, if applicable. Except as otherwise provided in Article VI, the Board or its delegate may, at any time, amend this Plan, retroactively or otherwise, but no such amendment may adversely affect the rights of any Participant who has been approved for participation in the Plan except to the extent that such action is required by law.
7.04 Except as otherwise provided in Section 5.04, no right or interest of the Participants under this Plan shall be subject to voluntary or involuntary alienation, assignment or transfer of any kind.
7.05 This Plan shall be governed for all purposes by the laws of the Commonwealth of Kentucky.
7.06 If any term or provision of this Plan is determined by a court or other appropriate authority to be invalid, void, or unenforceable for any reason, the remainder of the terms and provisions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.